                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), the undersigned officer of U.S. Physical Therapy, Inc. (the "Company") hereby certifies that to his knowledge:

         (1) The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    Roy W. Spradlin
----------------------------------------
Name:  Roy W. Spradlin
Title: Chairman of the Board, President,
       and Chief Executive Officer
Date:  August 14, 2002

The foregoing certification is being furnished with correspondence to the Securities Exchange Commission accompanying the Report and is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350). The foregoing certification is not being filed as part of the Report.